SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C.  20549

                     ______________________________________

                                  FORM 8-K
                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):  September 6, 1996

                            DIALOGIC CORPORATION
                    _______________________________________
              (Exact name of registrant as specified in its charter)

New Jersey                      33-59598                     22-2476114
(State or other               (Commission                   (IRS Employer
jurisdiction of                 File Number)                Identification
incorporation)                                                 Number)


1515 Route 10, Parsippany, New Jersey                           07054
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number,
including area code:  (201) 993-3000

Item 5.  Other Events.

          In Item 1 of Part II of its Quarterly Report on Form 10-Q for the quarter ended June 30, 1996, Dialogic Corporation disclosed that a complaint had been filed against it in New Jersey Superior Court but not yet served. On September 6, 1996, this complaint was served upon the Company.

                             SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DIALOGIC CORPORATION



                                            By: /s/Edward B. Jordan
                                                Edward B. Jordan
                                                Vice President and
                                                Chief Financial Officer

Dated:  September 9, 1996